UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2012
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

(e)    Stockholder approval of an amendment to increase the share reserve under the Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. 2010 Incentive Award Plan.

On June 7, 2012, our stockholders approved an amendment to increase the share reserve under the Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. 2010 Incentive Award Plan, or the amendment. This amendment had previously been approved by our Board of Directors on March 5, 2012, subject to stockholder approval at the Annual Meeting of Stockholders. Accordingly, the amendment became effective upon stockholder approval at the Annual Meeting. The Company’s executive officers, directors and certain employees may participate in the Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. 2010 Incentive Award Plan. For a description of the amendment, please see “Proposal Two—Approval of an Amendment to Increase the Share Reserve under the 2010 Plan” in our proxy statement filed with the Securities and Exchange Commission on March 19, 2012. The amendment is being filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The Company held its Annual Meeting of Stockholders on June 7, 2012 at 9 a.m. (PDT).

(b)    The voting results from the Annual Meeting were as follows:

1.
Each of the following nine directors was elected to our Board of Directors to serve until the next annual meeting of stockholders in 2013 or until their respective successors are elected and qualified, and received the number of votes set forth below. There were 463,337 broker non-votes and 600 abstentions.

Name	For	Against
Victor J. Coleman	30,615,547	470,490
Howard S. Stern	30,943,468	142,569
Theodore R. Antenucci	23,462,695	7,623,342
Richard B. Fried	30,943,097	142,940
Jonathan M. Glaser	28,584,124	2,501,913
Mark D. Linehan	28,584,124	2,501,913
Robert M. Moran, Jr.	30,987,465	98,572
Barry A. Porter	28,584,327	2,501,710
Patrick Whitesell	30,993,182	92,855

2.
An amendment to increase the share reserve under the Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. 2010 Incentive Award Plan was approved by a vote of 25,599,206 shares in favor, 5,486,731 shares against, and 700 shares abstaining. There were 467,337 broker non-votes.

3
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2012 fiscal year was approved by a vote of 31,119,388 shares in favor, 427,621 shares against, and 2,965 shares abstaining. There were no broker non-votes.

4.
An advisory resolution approving the Company’s executive compensation was approved by a vote of 30,145,270 shares in favor, 545,224 shares against, and 396,143 shares abstaining. There were 463,337 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment to Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. 2010 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: June 12, 2012	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment to Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. 2010 Equity Incentive Plan.